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                                                                 Exhibit 10.164


                             MODIFICATION AGREEMENT


                  This Modification Agreement (this "AGREEMENT") is made as of the 15th day of July, 2002 between MORNINGSIDE PLAZA, LLC, a Delaware limited liability company, having its principal place of business at 20 South Third Street, Columbus, Ohio 43215 ("BORROWER") and LEHMAN BROTHERS BANK, FSB, a Delaware corporation, having an address at 1000 West Street, Suite 200, Wilmington, Delaware 19801 ("LENDER").


                                  R E C I T A L

                  A. Pursuant to that certain Loan Agreement (the "LOAN AGREEMENT") dated August 2, 2001, between Lender, as lender, and Borrower, as borrower, Lender made a loan in the original principal amount of $2,650,000.00 (the "Loan") to Borrower. The Loan is evidenced by a certain promissory note dated August 2, 2001 made by Borrower to Lender in the principal amount of the Loan (the "NOTE") and secured by, among other things, a first priority Mortgage and Security Agreement (the "SECURITY INSTRUMENT") encumbering property commonly known as Morningside Plaza, located in Dade City, Florida (the "PROPERTY").

                  B. Borrower and Lender have agreed to modify the Loan Documents as hereinafter provided.

                  NOW THEREFORE, in consideration of the agreements set forth herein and other good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows (capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Loan Documents, as modified hereby):

         1. MATURITY DATE. The definition of "Maturity Date", as defined in
Section 1.1 of the Loan Agreement, is hereby deleted in its entirety and replaced with the following:

              "MATURITY DATE" shall mean July 11, 2007 or such other date on which the final payment of principal of the Note becomes due and payable as therein or herein provided, whether at such stated maturity date, by declaration of acceleration, or otherwise."

         2. GUARANTORS. The following definition is hereby added to Section 1.1 of the Loan Agreement:

              "GUARANTORS" shall mean Glimcher Properties Limited Partnership, Glimcher Properties Corporation and Glimcher Development Corporation.

         3. OTHER DEFINITIONS. The following definitions set forth in Section
1.1 of the Loan Agreement, and all references thereto in the Loan Documents, are hereby deleted in their entirety: "Defeasance Date," "Defeasance Deposit", "Defeasance Event", "Permitted Release Date," "Scheduled Defeasance Payments," and "Successor Borrower."

         4. PREPAYMENTS. Section 2.3.1 of the Loan agreement is hereby deleted in its entirety and replaced with the following:

              "2.3.1 VOLUNTARY PREPAYMENTS. Provided no Event of Default exists, the principal balance of the Loan may be prepaid, in whole but not in part, upon not less than 15 days prior written


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              notice from Borrower to Lender specifying the scheduled payment date on which prepayment is to be made (the "PREPAYMENT DATE") and provided such prepayment is accompanied by payment to Lender of (i) all accrued and unpaid interest on the outstanding principal balance of the Loan to and including the Prepayment Date and together with a payment of all interest which would have accrued on the principal balance of the Loan to and including the tenth (10th) day of the calendar month in which the Prepayment Date occurs, if such prepayment occurs on a date which is not the eleventh (11th) day of a calendar month, (ii) all other sums payable with respect to the Loan, and (iii) a prepayment premium equal to a percentage of the outstanding principal amount of the Loan, which percentage shall equal (a) three percent (3%) of the outstanding principal amount of the Loan if the Loan is prepaid prior to July 11, 2003, (b) two percent (2%) of the outstanding principal amount of the Loan if the Loan is prepaid on or after July 11, 2003 but prior to July 11, 2004, and (c) one percent (1%) of the outstanding principal amount of the Loan if the Loan is prepaid on or after July 11, 2004."

         5. PREPAYMENTS AFTER DEFAULT. Section 2.3.3 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

              "2.3.3 PREPAYMENTS AFTER DEFAULT. If, prior to the Maturity Date and during any period of time in which an Event of Default remains uncured, payment of all or any part of the Debt is tendered by Borrower or otherwise recovered by Lender, such tender or recovery shall be deemed a voluntary prepayment by Borrower and Borrower shall pay, in addition to the Debt, an amount equal to a percentage of the then outstanding principal amount of the Loan, which percentage shall equal (a) three percent (3%) of the outstanding principal amount of the Loan repaid if the Loan is repaid prior to July 11, 2003, (b) two percent (2%) of the outstanding principal amount of the Loan repaid if the Loan is repaid on or after July 11, 2003 but prior to July 11, 2004, and
              (c) one percent (1%) of the outstanding principal amount of the Loan repaid if the Loan is repaid on or after July 11, 2004."

         6. DEFEASANCE. Section 2.4 of the Loan Agreement is hereby deleted in its entirety.

         7. RELEASE OF PROPERTY. The first paragraph of Section 2.5 of the Loan Agreement is hereby deleted in its entirety.

         8. TRANSFER RIGHT. The provisions of Section 6.4 of the Security Instrument beginning with the phrase, "Notwithstanding anything to the contrary contained in this Article 6, and in addition to the transfers permitted hereunder, following the sale of the Loan in a securitization, Lender's consent to a sale, assignment, or other transfer of the Property . . ." through the end of such Section 6.4, are hereby deleted in their entirety.

         9. GUARANTY. Simultaneously herewith, Borrower shall cause Guarantors to execute and deliver a Guaranty of Payment of the Loan in form acceptable to Lender. The foregoing Guaranty of Payment shall be deemed a guaranty issued in connection with the Loan for the purposes of the Loan Agreement.

         10. OUTSTANDING BALANCE. Borrower certifies and agrees that the outstanding principal balance of the Loan as of the date hereof is $2,629,921.16. Borrower covenants and agrees that the above-described amount is outstanding and that there exists no offset, defense or counterclaim to the payment thereof in accordance with the terms of the Note, the Loan Agreement, the Security Instrument and other Loan Documents.



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         11. REPRESENTATION. Borrower represents and warrants to Lender that as of the date hereof: (i) the Property has not been transferred or conveyed, and
(ii) title to the Property has not become subject to any additional liens or encumbrances, and (iii) no Event of Default has occurred and is continuing.

         12. OTHER DOCUMENTS. All References in the Loan Documents to the Loan Agreement, the Note, and the Security Instrument shall mean the Loan Agreement, the Note and the Security Instrument, as hereby modified.

         13. NO ADDITIONAL MODIFICATION; COUNTERPARTS. Except as expressly modified or supplemented hereby, the terms and provisions of the Loan Agreement, the Note, the Security Agreement and the other Loan Documents remain unmodified and remain in full force and effect. This Agreement may not be modified, amended or supplemented without the written consent of the parties hereto. This Agreement may be executed in multiple counterparts and, upon execution of counterparts by all parties hereto, such counterparts shall constitute a single fully executed instrument.

         14. BINDING NATURE. This Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, legal representatives, successors and assigns.

         15. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflict laws and any applicable law of the United States of America.

         16. ENTIRE AGREEMENT. This Agreement constitutes the entire understanding and agreement between Borrower and Lender with respect to the subject matter hereof and supersedes all prior written and oral understandings and agreements between Borrower and Lender with respect thereto. Borrower hereby acknowledges that, except as incorporated in writing in this Agreement, there are not, and were not, and no persons are or were authorized by Lender to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the subject matter hereof.




                  [Remainder of Page Intentionally Left Blank]







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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

                    BORROWER:

                    MORNINGSIDE PLAZA, LLC,
                    a Delaware limited liability company

                    By:  GLIMCHER PROPERTIES LIMITED PARTNERSHIP,
                         a Delaware limited partnership, its sole member

                         By:  GLIMCHER PROPERTIES CORPORATION,
                              a Delaware corporation, its sole general partner


                              By:  /s/ George A. Schmidt
                                   -----------------------------------------
                                   Name:  George A. Schmidt
                                   Title:  Executive Vice President

                                   Address of Borrower: 20 South Third Street,
                                   Columbus, Ohio 43215
                    LENDER:

                    LEHMAN BROTHERS BANK, FSB,
                    a federal stock savings bank

                    By:   /s/ Charlene H. Thomas
                          -----------------------------------------------------
                          Name:  Charlene H. Thomas
                          Title:  Vice President




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                                 ACKNOWLEDGMENTS

State of Ohio                )
                             )ss.
County of Franklin           )


         The foregoing instrument was acknowledged before me this 12 day of July, 2002, by George A. Schmidt, the Executive Vice President of Glimcher Properties Corporation, a Delaware corporation, the general partner of Glimcher Properties Limited Partnership, a Delaware limited partnership, the sole member of Morningside Plaza, LLC, a Delaware limited liability company, on behalf of the company. He is personally known to me.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                                  /s/ FAITH OLDAKER STUBBS
                                                  -----------------------------
                                                                  Notary Public

Commission
Expiration:   11/22/04
              --------





State of New York            )
                             )ss.
County of ________           )


         The foregoing instrument was acknowledged before me this 17 day of July, 2002, by Charlene H. Thomas, the Authorized Signature of Lehman Brothers Bank, FSB, a federal stock savings bank, on behalf of the company. He/she is personally known to me or has produced ______ as identification.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.



                                                  /s/ SALEENAH CALLAWAY
                                                  -----------------------------
                                                                  Notary Public

Commission
Expiration:   9/18/02
              -------



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